EXHIBIT 10.5

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OR REGULATION S OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                             AUTO DATA NETWORK INC.

                      UNSECURED CONVERTIBLE PROMISSORY NOTE

$_______________                                                          [Date]
                                                              New York, New York


1.       PRINCIPAL.

1.1 Auto Data Network Inc., a Delaware Corporation (the "Company"), for value received, hereby promises to pay to the order of [Noteholder] or his, her, their or its assigns (the "Investor" or the "Holder") the amount of
_______________________  dollars  ($_________),  as set forth  hereinafter.  All capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in that certain Amended and Restated Agreement and Plan of Merger, dated as of August 2, 2004, by and among the Company, Car Parts Technologies Acquisition, a Delaware corporation and a wholly-owned subsidiary of the Company and CarParts Technologies, Inc., a Delaware corporation (the "Merger Agreement").

1.2 This Convertible Promissory Note (the "Note") shall bear no interest. This Note shall be due and payable on Holder's written demand which may be made on or after February 28, 2005 (the "Termination Date"), unless this Note is automatically converted into shares of the Company's capital stock pursuant to
Section 1.3 and Section 3 hereof. Commencing on the Termination Date, all principal hereunder shall be payable upon demand.

1.3 Upon conversion of the principal hereunder into the Company's capital stock pursuant to Section 3 hereof, this Note shall be surrendered to the Company for cancellation.

1.4      Payments  are to be made at the  address  of the  Holder  set  forth in
Section 8 below or at such other place in the United States as the Holder shall designate to the Company in writing, in lawful money of the United States of America.

1.5 This Note is issued pursuant to the Merger Agreement. The provisions of this Note are a statement of the rights of the Holder and the conditions to which this Note is subject and to which the Holder, by the acceptance of this Note, agrees.

2. PREPAYMENT. Notwithstanding anything else set forth herein, the Company may not pre-pay this Note in whole or in part.


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3.       CONVERSION.

3.1 AUTOMATIC CONVERSION OF OUTSTANDING PRINCIPAL. On February 28, 2005, the entire outstanding principal balance hereunder shall be automatically converted into a number of fully paid and nonassessable whole shares of Subsequent Junior Preferred Stock, determined in accordance with Section 3.2. Upon conversion, this Note shall be canceled and no further amounts shall be due hereunder.

3.2 SHARES ISSUABLE. The number of whole shares of Subsequent Junior Preferred Stock (as defined in the Merger Agreement) into which this Note may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount outstanding hereunder by the Second Valuation Amount (as defined in the Merger Agreement).

3.3 DELIVERY OF STOCK CERTIFICATES. Upon the conversion of this Note and return of the original Note to the Company, the Company, at its expense, will issue and deliver to the Holder of this Note a certificate or certificates (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company) for the number of full shares of Subsequent Junior Preferred Stock issuable upon such conversion and the person or persons entitled to receive the shares of the Subsequent Junior Preferred Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares on such date.

3.4 NO FRACTIONAL SHARES. No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder an amount equal to such fraction multiplied by the fair market value of the Common Stock underlying such shares as determined by the Board of Directors in accordance with the Merger Agreement.

3.5 NO RIGHTS AS SHAREHOLDER. This Note does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the conversion hereof.

4. RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of effecting the conversion of the Note, such number of its shares of Subsequent Junior Preferred Stock (and shares of its Common Stock for issuance on conversion of such Subsequent Junior Preferred Stock) as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Subsequent Junior Preferred Stock (and shares of its Common Stock for issuance on conversion of such Subsequent Junior Preferred Stock) shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the Holder of this Note, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Subsequent Junior Preferred Stock (and shares of its Common Stock for issuance on conversion of such Subsequent Junior Preferred Stock) to such number of shares as shall be sufficient for such purposes.

5.       ASSIGNMENT.  Subject  to the  restrictions  on  transfer  described  in
Section 7 hereof, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. Effective


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upon any such  assignment,  the person or entity to whom such rights,  interests and obligations were assigned shall have and exercise all of the Holder's rights, interests and obligations hereunder as if such person or entity were the original Holder of this Note.

6. WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), upon the written consent of the Company and of the Holder.

7. TRANSFER OF THIS NOTE OR SECURITIES ISSUABLE ON CONVERSION HEREOF. With respect to any offer, sale or other disposition of this Note or securities into which this Note may be converted, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof. Unless the Company reasonably determines that such transfer would violate applicable securities laws, or that such transfer would adversely affect the Company's ability to account for future transactions to which it is a party as a pooling of interests, and notifies the Holder thereof within ten (10) business days after receiving notice of the transfer, the Holder may effect such transfer. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

8. NOTICES. Any notice, request, other communication or payment required or permitted hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered, or five (5) business days after deposit if deposited in the United States mail for mailing by certified mail, postage prepaid, and addressed as follows:

         If to Investor:  at the address indicated on the signature page hereto.

         If to Company:                   Auto Data Network Inc.
                                          712 Fifth Avenue
                                          19th Floor
                                          New York, New York 10019
                                          Facsimile: (212) 581-1922
                                          Attention: Christopher R. Glover, CEO

         With a copy to:                  Auto Data Network Inc.
                                          712 Fifth Avenue
                                          19th Floor
                                          New York, New York 10019
                                          Facsimile: (212) 581-1922
                                          Attention: Andrew J. Cosentino

Each of the above addressees may change its address for purposes of this Section 8 by giving to the other addressee notice of such new address in conformance with this Section 8.

9. LOSS, THEFT OR DESTRUCTION OF NOTE. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or


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security reasonably  satisfactory to it, the Company will make and deliver a new
Note which shall carry the same rights  carried by this Note,  stating that such
Note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

10. ACCREDITED INVESTOR. The Holder represents and warrants that he/she/it is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

11. GOVERNING LAW. This Note is being delivered in and for all purposes shall be construed in accordance with, and governed by, the laws of the State of New York, without regard to the conflicts of laws provisions thereof.

12. WAIVER BY THE COMPANY. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

13. DELAYS. No delay by the Holder in exercising any power or right hereunder shall operate as a waiver of any power or right.

14. SEVERABILITY. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

15. NO IMPAIRMENT. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Note against impairment.

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         IN WITNESS  WHEREOF,  Auto Data Network Inc. has caused this Note to be executed in its corporate name and this Note to be dated, issued and delivered, all on the date first above written.



                             AUTO DATA NETWORK INC.
                             a Delaware corporation



                             By
                               -------------------------------------------------

                             Print Name
                                       -----------------------------------------

                             Title
                                  ----------------------------------------------

Accepted and Agreed to:

                             INITIAL HOLDER:



                             ---------------------------------------------------
                                            Print Name of Holder

                             By
                               -------------------------------------------------
                                                 (Signature)


                             ---------------------------------------------------
                                  (Print Name, if signing on behalf of entity)


                             ---------------------------------------------------
                                            Title (if applicable)

                             Address:
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------


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


                                 ASSIGNMENT FORM

                     (To Assign the foregoing Note, execute
                   this form and supply required information.
                   Do not use this form to convert the Note.)




         FOR VALUE RECEIVED, an interest corresponding to the unpaid principal amount of the foregoing Note and all rights evidenced thereby are hereby assigned to


--------------------------------------------------------------------------------
                                 (Please Print)

         whose address is
                         -------------------------------------------------------






         Dated:
               --------------------------------------

         Holder's Signature:
                              --------------------------------------------------

         Holder's Address:
                              --------------------------------------------------



         Signature Guaranteed:
                              --------------------------------------------------



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Note, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Note.


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